Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Licensing and Purchase Commitments
We have licensing agreements with companies, universities and individuals, some of which require certain up-front payments. Royalty payments are required on net product sales ranging from 0.45 percent to 25 percent of covered products or based on quantities sold. Several of these agreements have minimum royalty requirements. The accompanying consolidated balance sheets include accrued royalties relating to these agreements in the amount of $7.4 million and $5.5 million at December 31, 2020 and 2019, respectively. Royalty expense relating to these agreements amounted to $12.2 million, $13.5 million, and $14.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Royalty expense is primarily recorded in cost of sales, with a small portion recorded as research and development expense depending on the use of the technology under license. Some of these agreements also have minimum raw material purchase requirements and requirements to perform specific types of research.
At December 31, 2020, we had commitments to purchase goods or services, and for future license and royalty payments. They are as follows:

Years ending December 31, (in thousands)	Purchase Commitments	License & Royalty Commitments
2021	$199,843	$10,003
2022	42,628	7,217
2023	5,364	4,483
2024	3,000	2,623
2025	—	2,349
Thereafter	—	3,364
	$250,835	$30,039
As of December 31, 2020, $28.4 million of the total purchase commitments are with companies in which we hold an interest and are considered related parties.
Contingent Consideration Commitments
Pursuant to the purchase agreements for certain acquisitions and other contractual arrangements, we could be required to make additional contingent cash payments totaling up to $26.6 million based on the achievement of certain revenue and operating results milestones as follows:

Years ending December 31, (in thousands)
2021	$8,850
2022	17,700
$26,550

Of the $26.6 million total contingent obligation as discussed further in Note 9 "Financial Instruments and Fair Value Measurements," we have assessed the fair value at December 31, 2020 to be $23.6 million which is included in accrued and other current liabilities in the accompanying consolidated balance sheet.
Employment Agreements
Certain of our employment contracts contain provisions which guarantee the payments of certain amounts in the event of a change in control, as defined in the agreements, or if the executive is terminated for reasons other than cause, as defined in the agreements. At December 31, 2020, the commitment under these agreements totaled $21.2 million.
Contingencies
In the ordinary course of business, we provide a warranty to customers that our products are free of defects and will conform to published specifications. Generally, the applicable product warranty period is one year from the date of delivery of the product to the customer or of site acceptance, if required. Additionally, we typically provide limited warranties with respect to our services. We provide for estimated warranty costs at the time of the product sale. The changes in the carrying amount of warranty obligations for the years ended December 31, 2020 and 2019 are as follows:

(in thousands)	2020	2019
Balance at beginning of year	$3,141	$2,848
Provision charged to cost of sales	5,645	3,229
Usage	(3,978)	(2,921)
Adjustments to previously provided warranties, net	(125)	(1)
Currency translation	130	(14)
Balance at end of year	$4,813	$3,141

Litigation
From time to time, we may be party to legal proceedings incidental to our business. As of December 31, 2020, certain claims, suits or legal proceedings arising out of the normal course of business have been filed or were pending against QIAGEN or our subsidiaries. These matters have arisen in the ordinary course and conduct of business, as well as through acquisition. Although it is not possible to predict the outcome of such litigation, we assess the degree of probability and evaluate the reasonably possible losses that we could incur as a result of these matters. We accrue for any estimated loss when it is probable that a liability has been incurred and the amount of probable loss can be estimated.
Litigation accruals recorded in accrued and other current liabilities totaled $5.2 million as of December 31, 2020 and $0.8 million as of December 31, 2019. The estimated amount of a range of possible losses as of December 31, 2020, is between $4.7 million and $16.3 million. During the year ended December 31, 2020, $0.3 million was paid. Based on the facts known to QIAGEN and after consultation with legal counsel, management believes that such litigation will not have a material adverse effect on our financial position or results of operations above the amounts accrued. However, the outcome of these matters is ultimately uncertain, thus any settlements or judgments against us in excess of management's expectations could have a material adverse effect on our financial position, results of operations or cash flows.